Exhibit 4.3
EXECUTION COPY
McJunkin Red Man Corporation
9.50% Senior Secured Notes due 2016
fully and unconditionally guaranteed as to the
payment of principal, premium,
if any, and interest by
McJunkin Red Man Holding Corporation
and the Subsidiary Guarantors party hereto

Exchange and Registration Rights Agreement
December 21, 2009
Goldman, Sachs & Co.
Barclays Capital Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
     As representatives of the several Purchasers
     named in Schedule I to the Purchase Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
     McJunkin Red Man Corporation, a West Virginia corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $1,000,000,000 in aggregate principal amount of its 9.50% Senior Secured Notes due 2016, which are fully and unconditionally guaranteed (the “Guarantees”) as to the payment of principal, premium, interest and special interest, if any, jointly and severally, initially by McJunkin Red Man Holding Corporation (the “Parent”) (on a senior unsecured basis) and each of the Subsidiary Guarantors (on a senior secured basis) listed on the signature pages of this Agreement (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company, the Parent and the Subsidiary Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:
     1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

1

      “Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.
     The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.
      “Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.
      “Closing Date” shall mean the date on which the Securities are initially issued.
      “Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
      “EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).
      “Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective pursuant to the Securities Act, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act and (iii) a Market-Making Registration, shall mean the time and date as of which the Commission declares the Market-Making Registration Statement effective or as of which the Market-Making Registration Statement otherwise becomes effective pursuant to the Securities Act.
      “Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.
      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
      “Exchange Effectiveness Deadline” shall have the meaning assigned thereto in Section 2(a).
      “Exchange Filing Deadline” shall have the meaning assigned thereto in Section 2(a).
      “Exchange Offer” shall have the meaning assigned thereto in Section 2(a).
      “Exchange Registration” shall have the meaning assigned thereto in Section 3(c).
      “Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a).
      “Exchange Securities” shall have the meaning assigned thereto in Section 2(a).

     The term “holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.
      “Indenture” shall mean the Indenture, dated as of December 21, 2009 among the Company, the Parent, the Subsidiary Guarantors and U.S. Bank National Association, as trustee, as the same may be amended from time to time.
      “Market Maker” shall mean Goldman, Sachs & Co. and its affiliates (as defined under the rules and regulations of the Commission).
      “Market-Making Conditions” shall have the meaning assigned thereto in Section 2(d).
      “Market-Making Prospectus” shall have the meaning assigned thereto in Section 2(d).
      “Market-Making Registration” shall have the meaning assigned thereto in Section 2(d).
      “Market-Making Registration Statement” shall have the meaning assigned thereto in Section 2(d).
      “Material Adverse Effect” shall have the meaning set forth in Section 5(c).
      “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
     The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.
      “Purchase Agreement” shall mean the Purchase Agreement, dated as of December 16, between the Purchasers, the Company, the Parent and the Subsidiary Guarantors relating to the Securities.
      “Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.
      “Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the Resale Period); (ii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) the first date on or after the three year anniversary of the date of the Indenture that such security is eligible for sale pursuant to Rule 144 under the Securities Act without any volume or manner limitations pursuant thereto; or (iv) such Security shall cease to be outstanding.
      “Registration Default” shall have the meaning assigned thereto in Section 2(c).

      “Registration Default Period” shall have the meaning assigned thereto in Section 2(c).
      “Registration Expenses” shall have the meaning assigned thereto in Section 4.
      “Resale Period” shall have the meaning assigned thereto in Section 2(a).
      “Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.
      “Rule 144”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.
      “Securities” shall mean, collectively, the $1,000,000,000 in aggregate principal amount of the Company’s 9.50% Senior Secured Notes due 2016 to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the Guarantees provided by the Parent and the Subsidiary Guarantors in the Indenture and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantee.
      “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
      “Shelf Registration” shall have the meaning assigned thereto in Section 2(b).
      “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).
      “Special Interest” shall have the meaning assigned thereto in Section 2(c).
      “Suspension Period” shall have the meaning assigned thereto in Section 2(b).
      “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
      “Trustee” shall mean US Bank National Association, as trustee under the Indenture, together with any successors thereto in such capacity.
          Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.
     2. Registration Under the Securities Act.
     (a) Except as set forth in Section 2(b) below, the Company, the Parent and the Subsidiary Guarantors agree to file under the Securities Act, no later than 470 days after the

Closing Date (the “Exchange Filing Deadline”), a registration statement relating to an offer to exchange (such registration statement, the “Exchange Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Parent and the Subsidiary Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Company, the Parent and the Subsidiary Guarantors agree to use their commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 110 days after the Exchange Filing Deadline (the “Exchange Effectiveness Deadline”). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use their commercially reasonable efforts to (i) commence the Exchange Offer reasonably promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (iii) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only (i) if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America and (ii) upon the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Company, the Parent and the Subsidiary Guarantors agree (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (c), (d) and (f).
     (b) If (i) on or prior to the time the Exchange Offer is completed existing law or Commission interpretations are changed such that the debt securities or the related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Effective Time of the Exchange Registration Statement is not within 110 days following the Exchange Filing Deadline and the Exchange Offer has not been completed within 30 Business Days of such Effective Time (provided that once an Exchange Offer has been completed, a Shelf Registration Statement shall no longer be required to be filed or required to become effective pursuant to clause (ii)) or (iii) any holder of Registrable Securities notifies the Company prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or

Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, then the Company, the Parent and the Subsidiary Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than 45 days after the time such obligation to file arises (but no earlier than 470 days after the Closing Date) (the “Shelf Filing Deadline”), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company, the Parent and the Subsidiary Guarantors agree to use their commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 110 days after the Shelf Filing Deadline (but no earlier than 110 days after the Exchange Filing Deadline); provided, that if at any time the Company or Parent is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405) and an automatic shelf registration statement is permissible for the contemplated transaction, then the Company, the Parent and the Subsidiary Guarantors shall use their commercially reasonable efforts to file the Shelf Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405. The Company, the Parent and the Subsidiary Guarantors agree to use their commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Company, the Parent and the Subsidiary Guarantors agree, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use their commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii). Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for one or more periods of up to 90 days in the aggregate, in each case in any 12-month period (a “Suspension Period”) if the Board of Directors of the Company or Parent determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.
     (c) In the event that (i) the Company, the Parent and the Subsidiary Guarantors have not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf

Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or Section 2(b), respectively, or (iii) the Exchange Offer has not been completed within 30 Business Days after the Exchange Effectiyeness Deadline (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including, with respect to any Shelf Registration Statement, during any applicable Suspension Period in accordance with the last sentence of Section 2(b)) without being succeeded within five (5) business days by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as a result of such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue on all Registrable Securities then outstanding at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period in the aggregate, regardless of the length of time in which a Registration Default is continuing; provided, however, that upon the filing of the Exchange Registration Statement or the Shelf Registration Statement (in the case of clause (i) of this Section 2(c)), upon the effectiveness of the applicable Exchange Registration Statement or Shelf Registration Statement which had not been declared effective (in the case of (ii) of this Section 2(c)), upon the exchange of the Exchange Securities for all Securities tendered (in the case of clause (iii) of this Section 2(c)), or upon the effectiveness of the applicable Exchange Registration Statement or Shelf Registration Statement which had ceased to remain effective (in the case of (iv) of this Section 2(c)), Special Interest on the Registrable Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. The accrual of Special Interest shall be the exclusive monetary remedy available to the holders of Registrable Securities for any Registration Default.
     (d) So long as (w) any of the Securities (whether Registrable Securities, Exchange Securities or otherwise) are outstanding, (x) the Market Maker proposes to make a market in the Securities as part of its business in the ordinary course, (y) in the reasonable opinion of Goldman, Sachs & Co., it would be necessary or appropriate under applicable laws, rules and regulations for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities (clauses (w) through (y) collectively, the “Market-Making Conditions”) and (z) the Market Maker provides initial notice (which need not be in writing) to the Company that the Market-Making Conditions are satisfied, the following provisions of this Section 2(d) shall apply for the sole benefit of the Market Maker (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of the Market-Making Registration Statement and related provisions of this Agreement at any time). The Company, the Parent and the Subsidiary Guarantors shall use their commercially reasonable efforts to file under the Securities Act, a “shelf” registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the

Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by the Market Maker of, Securities (such filing, a “Market-Making Registration”, such registration statement as amended or supplemented from time to time, a “Market-Making Registration Statement”, and the prospectus contained in such Market-Making Registration Statement, as amended or supplemented from time to time, a “Market-Making Prospectus”), The Company, the Parent and the Subsidiary Guarantors agree to use their commercially reasonable efforts to cause the Market-Making Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant Section 2(b) above, and to keep such Market-Making Registration Statement continuously effective for so long as the Market Maker is required to deliver a prospectus in connection with transactions in the Securities. In the event that the Market Maker holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company, the Parent and the Subsidiary Guarantors agree that the Market-Making Registration Statement shall provide for the resale by the Market Maker of such Securities and shall use its commercially reasonable efforts to keep the Market-Making Registration Statement continuously effective until such time as Goldman, Sachs & Co. determines in its reasonable judgment that the Market Maker is no longer required to deliver a prospectus in connection with the sale of such Securities.
     Notwithstanding anything to the contrary in this Section 2(d), the Company may suspend the offering and sale under the Market-Making Registration Statement for one or more Suspension Periods if the Board of Directors of the Company determines that (i) such registration would require disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Company, (ii) such registration would require disclosure of material information relating to a corporate development or (iii) such Market-Making Registration Statement or amendment or supplement thereto contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company shall promptly notify the Market Maker when the Market-Making Registration Statement may once again be used or is effective. It is also agreed that each year the Company updates its Market-Maker Registration Statement, to the extent such registration statement undergoes Commission review, the Company will need to suspend use of the Market-Making Registration Statement pending completion of such review.
     (e) The Company, the Parent and the Subsidiary Guarantors shall use commercially reasonable efforts to take all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under any Exchange Registration Statement, Shelf Registration Statement or Market-Making Registration Statement, as applicable.
     (f) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

     3. Registration Procedures.
          If the Company, the Parent and the Subsidiary Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(d), the following provisions shall apply:
     (a) At or before the Effective Time of the Exchange Registration, any Shelf Registration or any Market-Making Registration, whichever may occur first, the Company shall qualify the Indenture under the Trust Indenture Act.
     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (c) In connection with the Company’s, the Parent’s and the Subsidiary Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company, the Parent and the Subsidiary Guarantors shall (subject to the occurrence of one or more Suspension Periods):
     (i) prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Company, the Parent and the Subsidiary Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 110 days after the Exchange Filing Deadline;
     (ii) promptly prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;
     (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information (provided that such comments themselves need not be provided to any such broker-dealer), (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (iv) in the event that the Company, the Parent and the Subsidiary Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), reasonably promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (v) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (vi) use commercially reasonable efforts to (A) register or qualify the Exchange Securities under the state securities laws or blue sky laws of such U.S. jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period; provided, however, that none of the Company, the Parent and the Subsidiary Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

     (vii) obtain a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and
     (viii) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Registration Statement, an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Company’s compliance with Section 4.03 of the Indenture.
(d) In connection with the Company’s, the Parent’s and the Subsidiary Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Company, the Parent and the Subsidiary Guarantors shall (subject to the occurrence of one or more Suspension Periods):
     (i) prepare and file with the Commission a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Registrable Securities as, from time to time, may be Electing Holders and use commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);
     (ii) mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for responses set forth therein;
     (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;
     (iv) promptly prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;
     (vi) provide the Electing Holders and not more than one counsel for all the Electing Holders (designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders) the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto upon customary terms;
     (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential and shall execute a customary agreement to such effect if requested by the Company, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, further, that if any such information is Identified by the Company, the Parent or the Subsidiary Guarantors as being confidential or proprietary, prior to being given such information, each person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information, including if reasonably necessary, executing a customary confidentiality agreement
     (viii) promptly notify each of the Electing Holders and confirm such advice in writing (which notice and confirmation may be delivered by email, to the extent an email address is provided by any such Electing Holder), (A) when such Shelf Registration Statement or the prospectus included therein has been initially filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Electing Holders or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information (provided that such comments themselves need not be provided), (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (ix) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (xi) furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act; and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;
     (xii) use commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such state securities laws or blue sky laws of such U.S. jurisdictions as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that none of the Company, the Parent and the Subsidiary Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;
     (xiv) obtain a CUSIP number for all Securities that have been registered under the Securities Act, not later than the applicable Effective Time;

     (xv) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and
     (xvi) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Company’s compliance with Section 4.03 of the Indenture.
     (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, the Company shall reasonably promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (for the avoidance of doubt, any such prospectus filed via the EDGAR System shall be deemed provided to such persons). Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(G), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus covering such Registrable Securities in such Electing Holder’s possession at the time of receipt of such notice.
     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Until the expiration of one year after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.
     (h) As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Company, a written representation to the Company (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Company or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).
     (i) In connection with the Company’s, the Parent’s and the Subsidiary Guarantors’ obligations with respect to a Market-Making Registration, if applicable, the Company, the Parent and the Subsidiary Guarantors shall:
     (i) prepare and file with the Commission a Market-Making Registration Statement on any form which may be utilized by the Company and which shall register all of the Securities and the Exchange Securities for resale by the Market Maker in accordance with such method or methods of disposition as may be specified by the Market Maker and use commercially reasonable efforts to cause such Market-Making Registration Statement to become effective within the time periods specified in Section 2(d);
     (ii) promptly prepare and file with the Commission such amendments and supplements to such Market-Making Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Market-Making Registration Statement for the period specified in Section 2(d) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Market-Making Registration Statement, and furnish to the Market Maker copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Securities and Exchange Securities covered by such Market-Making Registration Statement in accordance with the intended methods of disposition by the Market Maker provided for in such Market-Making Registration Statement;

     (iv) provide the Market Maker and its counsel the opportunity to participate in the preparation of such Market-Making Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
     (v) for a reasonable period prior to the filing of such Market-Making Registration Statement, and throughout the period specified in Section 2(d), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the Market Maker and its counsel such financial and other information and books and records of the Company, and cause the officers employees counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the Market Maker’s counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the Market Maker and its counsel shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Market-Making Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Market-Making Registration Statement or the prospectus included therein or in an amendment to such Market-Making Registration Statement or an amendment or supplement to such prospectus in order that such Market-Making Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, further, that if any such information is identified by the Company, the Parent or the Subsidiary Guarantors as being confidential or proprietary, prior to being given such information, each person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information, including if reasonably necessary, executing a customary confidentiality agreement;
     (vi) promptly notify the Market Maker and confirm such advice in writing (which notice and confirmation may be delivered by email, to the extent an email address is provided by the Market Maker), (A) when such Market-Making Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Market-Making Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Market Maker, or any request by the Commission for amendments or supplements to such Market-Making Registration Statement or prospectus or for additional information (provided that such comments themselves need not be provided), (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Market-Making Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Market-Making Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirement of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (vii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Market-Making Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (viii) if requested by the Market Maker, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as the Market Maker specifies should be included therein relating to the terms of the sale of such Securities or Exchange Securities by the Market Maker; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (ix) furnish to the Market Maker and its counsel an executed copy (or a conformed copy) of such Market-Making Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such Market-Making Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Market Maker) and of the prospectus included in such Market Making Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as the Market Maker may reasonably request in order to facilitate the offering and disposition of the Securities and the Exchange Securities by the Market Maker and to permit the Market Maker to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(j), the Company, the Parent and the Subsidiary Guarantor hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Market Maker (subject to any applicable suspension period in accordance with Section 3(j)), in each case in the form most recently provided to the Market Maker by the Company, in connection with the offering and sale of the Securities and Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

     (x) use commercially reasonable efforts to (A) register or qualify the Securities and Exchange Securities to be included in such Market-Making Registration Statement under such state securities laws or blue sky laws of such U.S. jurisdictions as the Market Maker shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Market- Making Registration Statement is required to remain effective under Section 2(d) and for so long as may be necessary to enable the Market Maker to complete its distribution of Securities and Exchange Securities pursuant to such Market-Making Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable the Market Maker to consummate the disposition in such jurisdictions of such Securities and Exchange Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Market-Making Registration or the offering or sale in connection therewith or to enable the Market Maker to offer, or to consummate the disposition of, Securities and Exchange Securities in connection with its market making activities; provided, however, that none of the Company, the Parent or the Subsidiary Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(i)(x), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (xi) use commercially reasonable efforts to furnish or cause to be furnished to the Market Maker upon its request at reasonable intervals (subject to the proviso below), when the Market-Making Registration Statement or the Market-Making Prospectus shall be amended or supplemented at any time when the Market-Making Conditions are satisfied: (1) access to the Company’s officers and financial and other records; (2) written opinions of counsel for the Company (which may be the General Counsel of the Company in his sole discretion) covering such customary matters as the Market Maker may reasonably request and that, to such counsel’s knowledge, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (3) a letter from the independent accountants who have certified the financial statements included In the Market-Making Registration Statement as then amended covering such matters as the Market Maker shall reasonably request and consistent with customary practice; and (4) certificates of officers of the Company to the effect that: (A) to the knowledge of such officer, the Market-Making Registration Statement has been declared effective; (B) in the case of an amendment, to the knowledge of such officer, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; (C) if required, such amendment or supplement to the Market-Making Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; (D) to the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; (E) such officers have examined the Market-Making Registration Statement and the Market-Making Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of such document, the Market-Making

Registration Statement and the Market-Making Prospectus, as amended or supplemented, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and in the case of clauses (2), (3) and (4) above in form and substance reasonably satisfactory to the Market Maker and as modified to relate to the Market-Making Registration Statement and the Market-Making Prospectus as then amended or supplemented; provided, however, that (x) such letters from the independent accountants shall be required only in connection with amendments or supplements relating to the inclusion of audited financial statements, beginning with the audited financial statements for the year ended 2008 and shall be required no more than once in any calendar year and (y) such opinions of counsel and such officers certificates shall be required no more than twice in any calendar year;
     (xii) unless any Securities or Exchange Securities shall be in book-entry only form, cooperate with the Market Maker to facilitate the timely preparation and delivery of certificates representing Securities and Exchange Securities to be sold, which certificates, if so required by any securities exchange upon which any Securities or Exchange Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and
     (xiii) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Market-Making Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Company’s compliance with Section 4.03 of the Indenture.
     (j) In the event that the Company would be required, pursuant to Section 3(i)(vi)(G), to notify the Market Maker, the Company shall reasonably promptly prepare and furnish to the Market Maker a reasonable number of copies of a Market-Making prospectus supplemented or amended so that, as thereafter delivered to purchasers of Securities or Exchange Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Market Maker agrees that upon receipt of any notice from the Company pursuant to Section 3(i)(vi)(G), the Market Maker shall forthwith discontinue the disposition of Securities and Exchange Securities pursuant to the Market-Making Registration Statement until the Market Maker shall have received copies of such amended or supplemented Market-Making Prospectus, and if so directed by the Company, the Market Maker shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the Market-Making Prospectus in the Market-Maker’s possession at the time of receipt of such notice. Notwithstanding anything to the contrary contained herein, the Company may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that a Market-Making Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities, and may issue any notice suspending use of such Market-Making Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist, and the Company shall not be obligated to amend or supplement such Market-Making Registration Statement or the prospectus included therein until it reasonably deems appropriate. The Market Maker agrees that upon receipt of any notice from the Company pursuant to this Section 3(j), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto and the Market Maker is advised by the Company that the use of a Market-Making Registration Statement may be resumed.
          4. Registration Expenses.
               The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, Including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of a single counsel for the Eligible Holders and a single counsel for the Market Maker in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, the Securities and the Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) and Section 3(i)(x) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders or the Market Maker may designate, including any reasonable fees and disbursements of a single counsel for the Electing Holders and a single counsel for the Market Maker in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (h) reasonable fees, disbursements and expenses of (x) one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company) and (y) one counsel for the Market Maker retained in connection with a Market-Making Registration, as selected by the Market Maker (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Registrable Securities, the Securities or the Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Securities or Exchange Securities (including the Market Maker), as applicable, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered or the Market Maker, as applicable, shall pay all placement or agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities, Securities and Exchange

Securities, as applicable, and the reasonable fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
          5. Representations and Warranties.
               Each of The Company, the Parent and the Subsidiary Guarantors, jointly and severally, represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities and the Market Maker that:
     (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c), Section 3(d) or Section 3(i) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (I) such time as a notice has been given to holders of Registrable Securities or to the Market Maker pursuant to Section 3(c)(iii)(G), Section 3(d)(viii)(G) or Section 3(i)(vi)(G) until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv), Section 3(e) or Section 3(j); or (B) during any applicable Suspension Period or period of suspension of the Market-Making Registration Statement pursuant to Section 3(j), each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c), Section 3(d) or Section 3(i), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or the Market Maker expressly for use therein.
     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents (taken together with all other information in the Shelf Registration Statement or Market-Making Registration Statement, in each case as amended at the time such document became effective or was filed with the Commission, as the case may be) will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or the Market Maker expressly for use therein.
     (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws or other governing documents, as applicable, of the Company, the Parent or any Subsidiary Guarantor or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; except in the case of (i) and (iii) above, for such conflicts, breaches or defaults as would not reasonably be expected to result in a material adverse effect on the general affairs, management, financial position stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company, the Parent and the Subsidiary Guarantors of the transactions contemplated by this Agreement, except (x) the registration under the Securities Act of the Registrable Securities, the Securities and the Exchange Securities, as applicable, and qualification of the Indenture under the Trust Indenture Act, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, the Securities and the Exchange Securities, as applicable and (z) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof.
     (d) This Agreement has been duly authorized, executed and delivered by the Company, the Parent and the Subsidiary Guarantors.
          6. Indemnification and Contribution.
     (a) Indemnification by the Company, the Parent and the Subsidiary Guarantors. The Company, the Parent and the Subsidiary Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders as holders of Registrable Securities included in a Shelf Registration Statement and the Market Maker as holder of Securities or Exchange Securities included in a Market-Making Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, such Electing Holder or the Market Maker may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement, any Shelf Registration Statement or any Market-Making Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder, any such Electing Holder or the Market Maker, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, each such Electing Holder and the Market Maker for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Company, the Parent or any Subsidiary Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.
     (b) Indemnification by the Electing Holders. The Company may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 2(b), that the Company shall have received an undertaking substantially as provided in this subsection from each Electing Holder of Registrable Securities included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Parent, the Subsidiary Guarantors and all other Electing Holders of Registrable Securities included in such Shelf Registration Statement, against any losses, claims, damages or liabilities to which the Company, the Parent, the Subsidiary Guarantors or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any ‘issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use therein, and (ii) reimburse the Company, the Parent and the Subsidiary Guarantors for any legal or other expenses reasonably incurred by the Company, the Parent and the Subsidiary Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.
     (c) Indemnification by the Market Maker. The Company may require, as a condition to including any Securities or Exchange Securities in the Market-Making Registration Statement filed pursuant to Section 2(d) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and the Market Maker shall, and hereby agrees to, (i) indemnify and hold harmless the Company, the Parent and the Subsidiary Guarantors against any losses, claims, damages or liabilities to which the Company, the Parent or the Subsidiary Guarantors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market-Making Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Market Maker or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Market Maker or such underwriter expressly for use therein, and (ii) reimburse the Company, the Parent and the Subsidiary Guarantors for any legal or other expenses reasonably incurred by the Company, the Parent and the Subsidiary Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by the Market Maker at the time of the Exchange Offer, the Market Maker shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds received by the Market Maker from the sale of such Securities by the Market Maker pursuant to the Market-Making Registration Statement.
     (d) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under the indemnification provisions of or contemplated by Sections 6(a), (b) or (c) above, except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Sections 6(a), 6(b) or 6(c). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.
     (e) Contribution. If for any reason the indemnification provisions contemplated by Sections 6(a), 6(b) or 6(c) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(e), The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e) none of the Electing Holders or, in the case of a Market-Making Registration relating to the sale by the Market Maker of Securities held by it at the time of the Exchange Offer, the Market Maker shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or the Market Maker from the sale of any such Securities or Exchange Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Market Maker, as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and the Market Makers’ obligations in this Section 6(e) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.
     (f) The obligations of the Company, the Parent and the Subsidiary Guarantors under this Section 6 shall be in addition to any liability which the Company, the Parent and the Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, the Market Maker, each Electing Holder and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders, the Market Maker and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder, Market Maker or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, the Parent and the Subsidiary Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Company, the Parent or any Subsidiary Guarantor) and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.
          7. Underwritten Offerings.
               Each holder of Registrable Securities hereby agrees with the Company and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by the Company, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons selecting the managing underwriter or underwriters hereunder and (d) each holder of Registrable Securities participating in such underwritten offering timely completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each holder of Registrable Securities that, to the extent it consents to an underwritten offering hereunder, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.
          8. Rule 144.
     (a) Facilitation of Sales Pursuant to Rule 144. The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
     (b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Registrable Securities may become eligible to sell such Registrable Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Registrable Securities by any means other than pursuant to the definition of Registrable Securities or (2) excuse the Company’s, the Parent’s and the Subsidiary Guarantors’ obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration, Special Interest and Market-Making Registration.
     9. Miscellaneous.
     (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Exchange Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement. For clarification, nothing herein is intended to prohibit the Company, Parent and Subsidiary Guarantors from registering any Additional Notes (as defined in the Indenture) issued on the same registration statement as the Registrable Securities.
     (b) Specific Performance. Subject to the provisions set forth in Section 3(c) hereof, the parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities and the Market Maker may be irreparably harmed by any such failure, and, accordingly agree that the Purchasers and such holders and the Market Maker, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.

     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at Mcjunkin Red Man Corporation, 2 Houston Center, 909 Fannin, Suite 3100, Houston, Texas 77010, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt and if to the Market Maker, to 85 Broad Street New York, New York 10004.
     (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Registrable Securities, the Market Maker and the respective successors and assigns of the foregoing. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreements. Notwithstanding the foregoing, nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.
     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, the Market Maker, any director, officer or partner of such holder or the Market Maker, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement, the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer and the transfer and registration of Securities and Exchange Securities by the Market Maker.
     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and, with respect to provisions relating to the Market Maker, the Market Maker; provided that any such amendment or waiver affecting solely the provisions of this Agreement relating to a Market-Making Registration may be effected by a written instrument duly executed solely by the Company and the Market Maker. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.
     (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the record holders of Registrable Securities shall be made available for inspection and copying on any Business Day by any holder of Registrable Securities and the Market Maker for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c).
     (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
     (k) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.
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     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Parent, the Subsidiary Guarantors and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, McJunkin Red Man Corporation
By:	/s/ Andrew Lane
	Name:	Andrew Lane
	Title:	President and Chief Executive Officer

McJunkin Red Man Holding Corporation
By:	/s/ Andrew Lane
	Name:	Andrew Lane
	Title:	President, Chief Executive Officer and Chairman

Subsidiary Guarantors:

MCJUNKIN RED MAN DEVELOPMENT
     CORPORATION
MCJUNKIN NIGERIA LIMITED
MCJUNKIN-PUERTO RICO
     CORPORATION
MCJUNKIN-WEST AFRICA
     CORPORATION
MILTON OIL & GAS COMPANY
RUFFNER REALTY COMPANY
GREENBRIER PETROLEUM CORPORATION
MIDWAY-TRISTATE CORPORATION
MRC MANAGEMENT COMPANY
MRM OKLAHOMA MANAGEMENT LLC
LBPS HOLDING COMPANY
LABARGE PIPE & STEEL COMPANY

By:	/s/ Andrew Lane
	Name:	Andrew Lane
	Title:	President and Chief Executive Officer

Accepted as of the date hereof: Goldman, Sachs & Co.
By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Barclays Capital Inc.
By:	/s/ Benjamin Burton
	Name:	Benjamin Burton
	Title:	Director

J.P. Morgan Securities Inc.
By:	/s/ Cornelius J. Droogan
	Name:	Cornelius J. Droogan
	Title:	Executive Director

Banc of America Securities LLC
By:	/s/ Michael Browne
	Name:	Michael Browne
	Title:	Managing Director

On behalf of each of the Purchasers

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